SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

Effective immediately, the advisory fee schedule for the Wells Fargo Advantage Large Company Value Fund is replaced with the following:

Fund	Fee
Large Company Value	First $500 million	0.650%
	Next $500 million	0.625%
	Next $1 billion	0.600%
	Next $2 billion	0.575%
	Over $4 billion	0.550%

December 13, 2010